UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2020

ALTRA INDUSTRIAL MOTION CORP.

(exact name of registrant as specified in its charter)

Delaware	001-33209	61-1478870
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Granite Street, Suite 201, Braintree, MA		02184
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (781) 917-0600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $0.001)	AIMC	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

Altra Industrial Motion Corp. (“Altra”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on April 28, 2020.  At the Annual Meeting, the stockholders:

(1)elected all of the seven (7) nominees to serve as directors of Altra;

(2)	ratified the selection of Deloitte & Touche LLP as Altra’s independent registered accounting firm for the fiscal year 2020;
(3)	approved the Amended and Restated Altra Industrial Motion Corp. 2014 Omnibus Incentive Plan; and
(3)	approved an advisory vote to approve Altra’s 2019 named executive officer compensation.

The results for each matter voted on by the stockholders at the Annual Meeting were as follows:

Proposal 1.  Election of Directors:

	Shares "For"	Shares "Withheld"	Broker non-votes
Carl R. Christenson	56,334,022	3,774,790	1,512,677
Lyle G. Ganske	56,822,421	3,286,391	1,512,677
Nicole Parent Haughey	59,701,192	407,620	1,512,677
Margot L. Hoffman, Ph.D.	57,789,047	2,319,765	1,512,677
Michael S. Lipscomb	57,513,297	2,595,515	1,512,677
Thomas W. Swidarski	59,542,599	566,213	1,512,677
James H. Woodward Jr.	57,506,081	2,602,731	1,512,677

Proposal 2.  Ratification of Selection of Independent Registered Public Accounting Firm:

Shares “For”	60,390,582
Shares “Against”	1,121,978
Shares “Abstain”	108,829
Broker Non-Votes	N/A

Proposal 3.  Approval of the Amended and Restated Altra Industrial Motion Corp. 2014 Omnibus Incentive Plan:

Shares “For”	35,842,559
Shares “Against”	24,225,027
Shares “Abstain”	41,226
Broker Non-Votes	1,512,677

Proposal 4.  Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers (“Say on Pay”):

Shares “For”	57,604,046
Shares “Against”	2,494,824
Shares “Abstain”	9,942
Broker Non-Votes	1,512,677

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRA INDUSTRIAL MOTION CORP.

Date: May 1, 2020	By:	/S/ Glenn Deegan
Name: Glenn Deegan
Title: Vice President, Legal and Human Resources, General Counsel and Secretary

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